Exhibit 10.28
This Promissory Note has not been registered under the Securities Act of 1933 or any state securities laws. This Promissory Note may not be sold, assigned, or otherwise negotiated to any person unless pursuant to an effective registration statement filed under the Securities Act of 1933 and applicable state securities laws, or unless Borrower receives an opinion of counsel, in form and from counsel acceptable to Borrower, that the sale, assignment, or other negotiation is exempt from the registration requirements of the Securities Act of 1933 and applicable state securities laws.



                                 PROMISSORY NOTE



$1,700,000.00                                                   November 1, 2001

This Promissory Note ("Note") is made by Portland Brewing Company, an Oregon corporation ("Borrower"), in favor of MacTarnahan Limited Partnership, an Oregon limited partnership ("Lender").

1. Payment. Borrower promises to pay to the order of Lender the principal amount of $1,700,000.00, together with interest on the unpaid principal amount from the date of this Note, as follows:

         (a) on December 1, 2001 - and on the same day of each of the following 34 months - $15,000.00 together with accrued interest;

         (b) on April 10, 2002 - and on the same day of each following year until the entire principal amount, together with accrued interest, has been paid in its entirety - $35,000.00;

         (c) on July 10, 2002 - and on the same day of each following year until the entire principal amount, together with accrued interest, has been paid in its entirety - $35,000.00; and

         (d) on November 1, 2004, the entire unpaid principal amount together with accrued interest.

2.       Variable Interest Rate.

         (a) The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the annual interest rate, adjusted daily, published from time to time in The Wall Street Journal (Western Edition) as the "Prime Rate" in the "Money Rates" section, as of any date of determination (the "Index"). If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each day. The Index currently is 5.50% per

1 - PROMISSORY NOTE
                  annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.25 percentage points over the Index, resulting in an initial rate of 6.75% per annum.

         (b) The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

3. Place of Payments. All payments under this Note will be made to Harmer Mill & Logging Supply Co., Lender's general partner, at 11416 SW Lynnridge Avenue, Portland, Oregon 97225, or to any other person or any other address that Lender may designate by notice to Borrower.

4.       Application of Payments.

         (a) All payments made under Section 1(a) and all prepayments will apply as follows:

                  (1)      first to any costs and expenses due to Lender;

                  (2)      then to accrued interest to date of payment; and

                  (3)      then to the unpaid principal amount; and

         (b) All payments made under Section 1(b) and Section 1(c) will apply as follows:

                  (1)      first to any costs and expenses due to Lender; and

                  (2)      then to the unpaid principal amount.

5. Prepayments. Borrower may prepay a part or all of the unpaid principal amount at any time. Excess payments or prepayments will not be credited as future scheduled payments required by this Note.

6. Cash Flow Reviews. On or about January 15, April 15, July 15, and October 15 of each year until the entire principal amount, together with accrued interest, has been paid in its entirety, the president of Borrower will meet with Lender to review the cash flow situation of Borrower.

7. Security. The obligations of Borrower under this Note are secured by the Security Agreement dated as of the date of this Note between Borrower and Lender (the "Security Agreement").

8. Events of Default. Each of the following is an event of default under this Note:

         (a) Borrower fails to make any payment required by this Note within 20 days after Lender notifies Borrower of the failure to make the payment when due;

2 - PROMISSORY NOTE

         (b) Borrower voluntarily dissolves or ceases to exist, or any final and nonappealable order or judgment is entered against Borrower ordering its dissolution;

         (c) Borrower fails to pay, becomes insolvent or unable to pay, or admits in writing an inability to pay Borrower's debts as they become due, or makes a general assignment for the benefit of creditors;

         (d) a proceeding with respect to Borrower is commenced under any applicable law for the benefit of creditors, including but not limited to any bankruptcy or insolvency law, or an order for the appointment of a receiver, liquidator, trustee, custodian, or other officer having similar powers over Borrower is entered; and

         (e)      an event of default occurs under the Security Agreement.

9. Remedies. On and after an event of default under this Note, Lender may exercise the following remedies, which are cumulative and which may be exercised singularly or concurrently:

         (a) upon notice to Borrower, the right to accelerate the due dates under this Note so that the unpaid principal amount, together with accrued interest, is immediately due in its entirety;

         (b)      any remedy available to Lender under the Security Agreement;
                  and

         (c)      any other remedy available to Lender at law or in equity.

10. Amendment. This Note may be amended only by a written document signed by the party against whom enforcement is sought.

11.      Waiver.

         (a) Borrower waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and agrees that Lender may extend or postpone the due date of any payment required by this Note without affecting Borrower's liability.

         (b) No waiver will be binding on Lender unless it is in writing and signed by Lender. Lender's waiver of a breach of a provision of this Note will not be a waiver of any other provision or a waiver of a subsequent breach of the same provision.

12. Severability. If a provision of this Note is determined to be unenforceable in any respect, the enforceability of the provision in any other respect and of the remaining provisions of this Note will not be impaired.

13. Governing Law. This Note is governed by the laws of the State of Oregon, without giving effect to any conflict-of-law principle of any jurisdiction.

3 - PROMISSORY NOTE

14. Venue. Any action or proceeding arising out of this Note will be litigated in courts located in Multnomah County, Oregon. Borrower consents and submits to the jurisdiction of any local, state, or federal court located in Multnomah County, Oregon.

15. Attorney's Fees. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Note, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorney's fees, costs, and expenses incurred at arbitration, at trial, on appeal, and on petition for review, as determined by the arbitrator or court.

16. Costs and Expenses. If an event of default under this Note occurs and Lender does not institute any arbitration or litigation, Borrower will pay to Lender, upon Lender's demand, all reasonable costs and expenses, including but not limited to attorney's fees and collection fees, incurred by Lender in attempting to collect the indebtedness evidenced by this Note.

                                    Borrower:

                                                     Portland Brewing Company


                                                     /s/  Charles A. Adams
                                                     ---------------------------
                                                     By:  Charles A. Adams
                                                     Its:  President


4 - PROMISSORY NOTE

                               SECURITY AGREEMENT


This Security Agreement ("Agreement") is between MacTarnahan Limited Partnership, an Oregon limited partnership ("Secured Party"), and Portland Brewing Company, an Oregon corporation ("Debtor").

Section  1        DEFINITIONS

     Unless defined elsewhere in this Agreement, capitalized terms used in this Agreement will have the meanings ascribed to them in the attached Appendix
     A. Unless the context indicates otherwise, terms used in this Agreement that are identified in the Uniform Commercial Code will have the meanings ascribed to them in the Uniform Commercial Code.

Section  2        SECURITY INTEREST

     2.1 Grant. As security for the full and prompt performance of the Obligations, Debtor grants Secured Party a security interest in the Collateral.

     2.2 Perfection. Contemporaneously with the signing and delivery of this Agreement, Debtor is executing and delivering to Secured Party such financing statements and other documents, paying such filing, recording and other fees, and doing or causing to be done any other acts or things that Security Party has deemed reasonably necessary to perfect, maintain, and continue Secured Party's security interest in the Collateral.

Section  3        REPRESENTATIONS AND WARRANTIES OF DEBTOR

     Debtor represents and warrants to Secured Party as follows:

     3.1 Organization. Debtor is a corporation validly existing under the laws of the State of Oregon.

     3.2 Authority. Debtor has full power and authority to sign and deliver this Agreement and to perform all of Debtor's obligations under this Agreement.

     3.3 Ownership. Debtor has good title to the Collateral, free from all Encumbrances except Permitted Encumbrances.

     3.4 Financial Statements. Debtor has delivered to Secured Party financial statements for Debtor's fiscal year ended December 31, 2000, and for the quarterly periods ended March 31, 2001 and June 30, 2001. The financial statements fairly present the financial condition and the results of operations, changes in stockholders' or owners' equity, and cash flow of Debtor as at the dates specified and are consistent with the books of account and records of Debtor.

1 - SECURITY AGREEMENT

Section  4        COVENANTS OF DEBTOR

     Debtor covenants to Secured Party that Debtor will perform the following obligations and observe the following conditions until the Obligations are fully performed:

     4.1 Perfection of Security Interest. Debtor will execute and deliver to Secured Party such financing statements and other documents, pay such filing, recording, and other fees, and do or cause to be done any other acts or things that Security Party reasonably requires to perfect, maintain, and continue Secured Party's security interest in the Collateral.

     4.2 Encumbrances. Debtor will keep the Collateral free from all Encumbrances except Permitted Encumbrances.

     4.3 Financial Information. Debtor will deliver to Secured Party such financial information related to Debtor that Secured Party may reasonably request from time to time. The financial information will present fairly the financial condition of Debtor as at the dates specified and be consistent with the books of account and records of Debtor.

     4.4 Quarterly Cash Flow Reviews. On or about January 15, April 15, July 15, and October 15 of each year, the president of Debtor will meet with Secured Party to review the cash flow situation of Borrower.

     4.5 Inspection. At Secured Party's request, Debtor will permit Secured Party to inspect the Collateral and inspect, audit, and copy all of Debtor's books of account and records.

     4.6 Notification. Debtor will promptly notify Secured Party of any Event of Default.

Section  5        DEFAULT AND REMEDIES

     5.1  Events of Default. Each of the following events is an Event of
          Default:

          (a) Debtor fails to make any payment Obligation within 20 days after Secured Party notifies Debtor of the failure to make the payment when due;

          (b) Debtor fails to perform any non-payment Obligation within 30 days after Secured Party notifies Debtor of the failure to perform the Obligation when due;

          (c) Debtor breaches any covenant made in this Agreement and fails to cure the breach within 30 days after Secured Party notifies Debtor of the breach;

          (d) any representation or warranty made by Debtor in this Agreement is found to have been untrue or misleading in any material respect as of the date of this Agreement;

          (e) Debtor voluntarily dissolves or ceases to exist, or any final and nonappealable order or judgment is entered against Debtor decreeing its dissolution;

2 - SECURITY AGREEMENT

          (f) Debtor fails to pay, becomes insolvent or unable to pay, or admits in writing an inability to pay Debtor's debts as they become due, or makes any assignment for the benefit of creditors; and

          (g) a proceeding with respect to Debtor is commenced under any applicable bankruptcy, insolvency, reorganization, receivership, readjustment-of-debt, or similar law, or an order for the appointment of a receiver, liquidator, trustee, custodian, or other officer having similar powers over Debtor or the Collateral is entered, or a warrant, attachment, execution, or similar process against any Collateral is issued.

5.2 Remedies. On and after an Event of Default, Secured Party may exercise the following remedies, all of which are cumulative and all of which may be exercised singularly or concurrently:

          (a) the right to declare any of the Obligations immediately due and performable;

          (b) the right to notify the account debtors of Debtor and the obligors on instruments in favor of Debtor of the security interest created by this Agreement and to require the account debtors and the obligors to make payments to Secured Party;

          (c) the right to enforce, settle, compromise, extend, postpone, or release any account of Debtor and any instrument in favor of Debtor;

          (d) the right to take possession of the Collateral without judicial process or notice, and for that purpose to enter any premises where Secured Party reasonably believes that any Collateral may be;

          (e) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties;

          (f) the right to sell, lease, or otherwise dispose of the Collateral by one or more public or private proceedings;

          (g) any remedy available to Secured Party under the Uniform Commercial Code; and

          (h)  any other remedy available to Secured Party at law or in equity.

5.3 Public Proceedings. Disposition of any Collateral by public proceeding is conclusively presumed to be commercially reasonable if:

          (a) Secured Party gives Debtor 10 days' notice of the time and place of the proceeding;

3 - SECURITY AGREEMENT

          (b)  the proceeding occurs during regular business hours;

          (c) the proceeding is held in a county where any Collateral is located or in which Debtor has a place of business; and

          (d) the proceeding is conducted by auction, with or without a professional auctioneer.

5.4 Private Proceedings. Notification of the disposition of any Collateral by private proceeding is reasonable if Secured Party gives Debtor 5 days' notice of the time after which any private disposition is to be made.

5.5 Attorney-in-Fact. Debtor covenants to Secured Party that Debtor will execute and deliver to Secured Party any assignments, waivers, and other documents and do or cause to be done any other acts or things that Security Party reasonably requires to sell, lease, or otherwise dispose of any Collateral on and after an Event of Default. Debtor irrevocably appoints Secured Party to be Debtor's attorney-in-fact to execute the assignments, waivers, and other documents on behalf of Debtor and in Debtor's name.

5.6 Names and Marks. Debtor grants Secured Party a fully-paid unrestricted license and right to use Debtor's tradenames, trademarks, labels, advertising materials, patents, trade secrets, copyrights, and other similar property to prepare, process, and advertise the Collateral for sale, lease, or other disposition on and after the occurrence of an Event of Default and until all of the Obligations are fully performed.

5.7 Invalidated Payments. If Debtor makes a payment to Secured Party or if Secured Party enforces a security interest to satisfy an Obligation and the payment or the proceeds from the enforcement are subsequently declared to be fraudulent or preferential or are otherwise set aside or invalidated, the Obligation will be revived as if the payment or enforcement had not occurred.

5.8 Performance by Secured Party. Secured Party may perform any Obligation if Debtor fails to do so or if Debtor fails to give Secured Party reasonable assurance that it will do so. Debtor will pay Secured Party upon Secured Party's demand all costs and expenses, including but not limited to reasonable attorney's fees, incurred by Secured Party in connection with the performance. Secured Party's right to perform the Obligations is in addition to any remedy available to Secured Party under this Agreement.

Section  6        RELEASE, INDEMNIFICATION, AND WAIVERS

6.1 Release and Indemnification. Debtor releases and will defend and indemnify Secured Party from and against any and all claims, actions, proceedings, damages, liabilities, and expenses of every kind, including but not limited to reasonable attorney's fees, whether known or unknown, resulting from or arising out of:

4 - SECURITY AGREEMENT

          (a) any act or thing that Secured Party does to perfect, maintain, and continue Secured Party's security interest in the Collateral; or

          (b) the exercise by Secured Party of any remedy available to Secured Party under this Agreement, without regard to cause or the negligence of Secured Party or any other person.

6.2 Waiver by Debtor. Debtor waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and agrees that Secured Party may amend any agreement evidencing any of the Obligations and extend or postpone the time of performance of the Obligations without affecting Debtor's liability.

6.3 No Waiver by Secured Party. Secured Party's failure to exercise any remedy under this Agreement will not be considered a waiver by Secured Party of Secured Party's right to exercise the remedy. No waiver will be binding on Secured Party unless it is in writing and signed by Secured Party. Secured Party's waiver of a breach of a provision of this Agreement will not be considered a waiver of any other provision or a waiver of a subsequent breach of the same provision.

Section  7        GENERAL

7.1 No Assignment. Debtor may not assign or delegate any of Debtor's rights or obligations under this Agreement to any person without the prior written consent of the Secured Party, which Secured Party may withhold in Secured Party's sole discretion. An assignment includes but is not limited to a transfer or encumbrance - or series of related transfers or encumbrances - of 50% or more of the shares or other ownership interests of Debtor, regardless of whether the transfer or encumbrance occurs voluntarily or involuntarily, by operation of law, or because of any act or occurrence.

7.2 Binding Effect. This Agreement will be binding on the parties and their respective heirs, personal representatives, successors, and permitted assigns, and will inure to their benefit.

7.3 Amendment. This Agreement may be amended only by a written document signed by the party against whom enforcement is sought.

7.4 Notices. All notices or other communications required or permitted by this Agreement must be in writing and are considered delivered:

          (a) upon actual receipt if delivered personally or by an overnight delivery service; or

          (b) at the end of the third business day after the date of deposit in the United States mail, postage pre-paid, certified, return receipt requested, to the parties at the following addresses:

5 - SECURITY AGREEMENT

           To Secured Party:                      To Debtor:

           Harmer Mill & Logging Supply Co.       Portland Brewing Company
           11416 SW Lynnridge Avenue              2730 NW 31st Avenue
           Portland, Oregon  97225                Portland, Oregon  97210
                                                  Attn:  Charles A. Adams

7.5 Severabilty. If a provision of this Agreement is determined to be unenforceable in any respect, the enforceability of the provision in any other respect and of the remaining provisions of this Agreement will not be impaired.

7.6 Further Assurances. The parties will sign other documents and take other actions reasonably necessary to further effect and evidence this Agreement.

7.7 Attachments. Any exhibits, schedules, and other attachments referenced in this Agreement are part of this Agreement.

7.8 Remedies. The parties will have all remedies available to them at law or in equity. All available remedies are cumulative and may be exercised singularly or concurrently.

7.9 Governing Law. This Agreement is governed by the laws of the State of Oregon, without giving effect to any conflict-of-law principle of any jurisdiction.

7.10 Venue. Any action or proceeding arising out of this Agreement will be litigated in courts located in Multnomah County, Oregon. Each party consents and submits to the jurisdiction of any local, state, or federal court located in Multnomah County, Oregon.

7.11 Attorney's Fees. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Agreement, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorney's fees, costs, and expenses incurred at arbitration, at trial, on appeal, and on petition for review, as determined by the arbitrator or court.

7.12 Entire Agreement. This Agreement contains the entire understanding of the parties regarding the subject matter of this Agreement and supersedes all prior and contemporaneous negotiations and agreements, whether written or oral, between the parties with respect to the subject matter of this Agreement.

7.13 Signatures. This Agreement may be signed in counterparts. A fax transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted signature page by delivering an original signature page to the requesting party.

6 - SECURITY AGREEMENT

          Dated effective:  November 1, 2001


                                       Secured Party:

                                       MacTarnahan Limited Partnership

                                       By:  Harmer Mill & Logging Supply Co.
                                       Its:  General Partner


                                       /s/ Robert M. MacTarnahan
                                       -------------------------
                                       By:  Robert M. MacTarnahan
                                       Its:  President


                                       Debtor:

                                       Portland Brewing Company


                                       /s/  Charles A. Adams
                                       -------------------------
                                       By:  Charles A. Adams
                                       Its:  President












7 - SECURITY AGREEMENT

                                   APPENDIX A

                                   Definitions

"Collateral" means:

          (a) all of Debtor's accounts, chattel paper, deposit accounts, documents, general intangibles (including but not limited to patents, patent applications, trademarks, trademark applications, tradenames, copyrights, copyright applications, and rights to sue and recover for past infringement of patents, trademarks, and copyrights), goods (including but not limited to consumer goods, equipment, fixtures, farm products, inventory, and vehicles), instruments, investment property, and letter-of-credit rights;

          (b) all property of the types described in this definition that is acquired by Debtor after the signing and delivery of this Agreement;

          (c) all increases, proceeds, products, and profits from the property described in this definition; and

          (d)  all of Debtor's books of account and records.

"Encumbrance" means any lien, mortgage, pledge, security interest, or other encumbrance.

"Event of Default" means any event specified in Section 5.1.

"Obligations" means all of Debtor's obligations under:

          (a) the Promissory Note dated as of the date of this Agreement made by Debtor in favor of Secured Party in the amount $1,700,000.00; and

          (b)  this Agreement.

"Permitted Encumbrances" means:

          (a) an Encumbrance in favor of Provident Capital Group, Inc., or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 480877, a copy of which is attached as Exhibit A-1;

          (b) an Encumbrance in favor of Washington Mutual Bank doing business as Western Bank, or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 481672, a copy of which is attached as Exhibit A-2;

          (c) an Encumbrance in favor of Harmer Mill & Logging Supply Co. and MacTarnahan Limited Partnership, or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 489386, a copy of which is attached as Exhibit A-3;


1 - APPENDIX A:  DEFINITIONS

          (d) an Encumbrance in favor of Saxer Brewing Company, or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 500455, a copy of which is attached as Exhibit A-4;

          (e) an Encumbrance in favor of Harmer Mill & Logging Supply Co., MacTarnahan Limited Partnership, Robert MacTarnahan, Charles A. Adams, and Charles A. Adams Living Trust, or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 508568, a copy of which is attached as Exhibit A-5;

          (f) an Encumbrance in favor of Washington Mutual Bank doing business as Western Bank, or assignees, encumbering the property set forth on UCC-1 State Financing Statement # 542125, a copy of which is attached as Exhibit A-6;

          (g) Encumbrances in favor of Capital Crossings Bank, or assignees, that result from Debtor's subsequent purchase of the real property located at 2730 NW 31st Avenue, Portland, Oregon, together with certain personal property, from Portland Brewing Building, L.L.C., and Debtor's subsequent assumption of a debt owed by Portland Brewing Building, L.L.C. to Capital Crossings Bank, but only to the extent that the Encumbrance does not encumber property that is not transferred to Debtor from Portland Brewing Building, L.L.C.;

          (h) Encumbrances in favor of Washington Mutual Bank doing business as Western Bank, or assignees, that result from Debtor's subsequent purchase of the real property located at 2730 NW 31st Avenue, Portland, Oregon, together with certain personal property, from Portland Brewing Building, L.L.C., and Debtor's subsequent assumption of a debt owed by Portland Brewing Building, L.L.C. to Washington Mutual Bank doing business as Western Bank, but only to the extent that the Encumbrance does not encumber property that is not transferred to Debtor from Portland Brewing Building, L.L.C.;

          (i) an Encumbrance in favor of GSI Lumonics encumbering leased equipment;

          (j)  Encumbrances in favor of Secured Party;

          (k) Encumbrances arising by operation of law for taxes, assessments, or government charges not yet due;

          (l) statutory Encumbrances for services or materials arising in the ordinary course of Debtor's business for which payment is not yet due; and

          (m) nonconsensual Encumbrances incurred or deposits made in the ordinary course of Debtor's business for workers' compensation and unemployment insurance and other types of social security.


2 - APPENDIX A:  DEFINITIONS